UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2013

Con-way Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-5046	94-1444798
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2211 Old Earhart Road, Ann Arbor, Michigan	48105
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code: (734) 994-6600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders of Con-way Inc. (the “Company”) held on May 7, 2013, the shareholders of the Company voted on six proposals and cast their votes as described below. The proposals are described in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 2, 2013 (the “Proxy Statement”).

1.    All eleven nominees for Directors were elected to serve until the 2014 Annual Meeting of Shareholders and until their successors are duly elected and qualified. The following table sets forth the voting results with respect to each nominee:

Nominee	For	Against	Abstain	Broker Non-Votes
John J. Anton	50,169,636	1,187,644	450,664	1,640,291
W. Keith Kennedy, Jr.	46,730,040	4,704,949	372,955	1,640,291
Michael J. Murray	46,548,636	4,845,475	413,833	1,640,291
Edith R. Perez	50,036,751	1,331,785	439,408	1,640,291
P. Cody Phipps	50,053,203	1,345,874	408,867	1,640,291
John C. Pope	44,990,390	6,447,854	369,700	1,640,291
William J. Schroeder	46,462,103	4,884,943	460,898	1,640,291
Douglas W. Stotlar	49,729,015	1,798,518	280,411	1,640,291
Peter W. Stott	50,134,063	1,256,964	416,917	1,640,291
Roy W. Templin	50,035,123	1,337,160	435,661	1,640,291
Chelsea C. White III	50,075,469	1,350,188	382,287	1,640,291

2.    The shareholders voted to approve, on an advisory basis, the compensation of the Company's named executive officers, with the following voting results:

For	Against	Abstain	Broker Non-Votes
47,918,063	3,143,567	746,314	1,640,291

3.    The shareholders voted to approve the Board Size Amendments to the Company's Certificate of Incorporation and Bylaws, as presented in the Proxy Statement, with the following voting results:

For	Against	Abstain	Broker Non-Votes
45,673,393	5,708,301	426,250	1,640,291

4.    The shareholders voted to approve the Supermajority Reduction Amendments to the Company's Certificate of Incorporation and Bylaws relating to the Board of Directors, as presented in the Proxy Statement, with the following voting results:

For	Against	Abstain	Broker Non-Votes
46,595,158	4,733,481	479,305	1,640,291

5.    The shareholders voted to approve the Supermajority Reduction Amendments to the Company's Certificate of Incorporation relating to shareholder action by written consent, as presented in the Proxy Statement, with the following voting results:

For	Against	Abstain	Broker Non-Votes
49,376,676	1,929,804	501,464	1,640,291

6.    The shareholders ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2013, with the following voting results:

For	Against	Abstain
51,201,972	1,949,008	297,255

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Con-way Inc.

Date: May 7, 2013	By:	/s/ Stephen K. Krull
Stephen K. Krull
Executive Vice President, General Counsel
and Secretary